EXECUTION VERSION

AMENDMENT NO. 1 dated as of August 28, 2019 (this “Amendment”), among TUPPERWARE BRANDS CORPORATION, a Delaware corporation (the “Parent Borrower”), TUPPERWARE NEDERLAND B.V., a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of the Netherlands, registered with the Dutch trade register under number 27119364 (the “Dutch Subsidiary Borrower”), ADMINISTRADORA DART, S. DE R.L. DE C.V., a limited liability corporation (sociedad de responsabilidad limitada de capital variable) organized under the laws of Mexico (the “Mexican Subsidiary Borrower”), TUPPERWARE BRANDS ASIA PACIFIC PTE. LTD., a private limited liability company incorporated under the laws of Singapore (the “Singaporean Subsidiary Borrower” and, together with the Dutch Subsidiary Borrower and the Mexican Subsidiary Borrower, the “Subsidiary Borrowers”), DART INDUSTRIES INC., a Delaware corporation (“Dart”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

Reference is made to the Second Amended and Restated Credit Agreement dated as of March 29, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Parent Borrower, the Subsidiary Borrowers, the Lenders party thereto and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

The Borrowers and certain of the Lenders (such Lenders, the “Reallocating Lenders”) have agreed that (a) the aggregate amount of the Mexican Tranche Revolving Commitments be reduced by US$50,000,000, and the aggregate amount of the Global Tranche Revolving Commitments be increased by US$50,000,000 and (b) in furtherance of the foregoing, the Mexican Tranche Revolving Commitments of the Reallocating Lenders be reduced and, to the extent of such reduction, the Global Tranche Revolving Commitments of the Reallocating Lenders be increased, in each case, all as required in order for the Mexican Tranche Revolving Commitments and the Global Tranche Revolving Commitments of the Reallocating Lenders to be as set forth on Schedule 2.01 hereto.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to enter into this Amendment.

SECTION 1. Reallocation of Commitments. (a) Effective as of the Amendment Effective Date (as defined below), Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety to be in the form of Schedule 2.01 hereto. Each Reallocating Lender acknowledges and agrees that, on and as of the Amendment Effective Date, it shall have a Global Tranche Revolving Commitment and a Mexican Tranche Revolving Commitment as set forth on Schedule 2.01 hereto, and shall have the rights and obligations of a Global Tranche Lender and, if applicable, a Mexican Tranche Lender

2

corresponding to the amount of its Global Tranche Revolving Commitment and, if applicable, its Mexican Tranche Revolving Commitment set forth on Schedule 2.01 hereto.

(a)Each party hereto acknowledges and agrees that, on the Amendment Effective Date and without any further action on the part of the Issuing Banks or the Global Tranche Lenders, the Global Tranche Percentages of the Global Tranche Lenders shall be automatically redetermined to be based on the Global Tranche Revolving Commitments as set forth on Schedule 2.01 hereto, and each Global Tranche Lender shall be deemed to hold a participation in each Letter of Credit outstanding on the Amendment Effective Date equal to such Global Tranche Lender’s Global Tranche Percentage (as so redetermined) of the aggregate amount available to be drawn under such Letter of Credit. Such participation shall be governed by the terms of Section 2.05 of the Credit Agreement.

(b)The definition of the term “Global Tranche Revolving Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended to replace the final sentence thereof with the following:

“As of the date of Amendment No. 1 to this Agreement, the aggregate amount of the Global Tranche Revolving Commitments is US$600,000,000.”

(c)The definition of the term “Mexican Tranche Revolving Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended to replace the final sentence thereof with the following:

“As of the date of Amendment No. 1 to this Agreement, the aggregate amount of the Mexican Tranche Revolving Commitments is US$25,000,000.”

SECTION 2. Representations and Warranties of the Parent Borrower. The Parent Borrower hereby represents and warrants as follows:

(a)This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their terms, except as such enforceability may be limited by
(i) applicable bankruptcy, insolvency, judicial management, examinership, court protection, reorganization, moratorium or similar laws (including the Mexican Ley de Concursos Mercantiles) affecting the enforceability of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)As of the Amendment Effective Date, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects (other than in respect of representations and warranties that are subject to a Material Adverse Effect qualifier, in which case such representations and warranties are true and correct as stated and so qualified), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material

3

respects (other than in respect of representations and warranties that are subject to a Material Adverse Effect qualifier, in which case such representations and warranties were true and correct as stated and so qualified) as of such earlier date.

SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the Administrative Agent shall have executed a counterpart hereof and shall have received from the Parent Borrower, each Subsidiary Borrower, Dart and each Reallocating Lender (and the Reallocating Lenders shall constitute the Required Lenders) (a) a counterpart of this Amendment executed by each such Person or (b) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission or other electronic imaging) that each such Person has signed a counterpart of this Amendment.

SECTION 4. Reaffirmation of Parent Guaranty. The Parent Borrower hereby reaffirms and confirms its Guarantee under the Parent Guaranty and further reaffirms and confirms that (a) the Credit Agreement, as amended by this Amendment, constitutes the “Credit Agreement” for all purposes of the Parent Guaranty and (b) its Guarantee under the Parent Guaranty continues to have full force and effect after giving effect to this Amendment and applies to all Obligations (as defined in the Credit Agreement, as amended by this Amendment) of the Subsidiary Borrowers, and all such Obligations of the Subsidiary Borrowers constitute the “Guaranteed Obligations” for all purposes of the Parent Guaranty.

SECTION 5. Reaffirmation of Dart Guaranty. Dart hereby (a) reaffirms and confirms its Guarantee under the Dart Guaranty and further reaffirms and confirms that (i) the Credit Agreement, as amended by this Amendment, constitutes the “Credit Agreement” for all purposes of the Dart Guaranty and (ii) its Guarantee under the Dart Guaranty continues to have full force and effect after giving effect to this Amendment and applies to all Obligations (as defined in the Credit Agreement, as amended by this Amendment), and all such Obligations constitute the “Guaranteed Obligations” for all purposes of the Dart Guaranty and (b) reaffirms and confirms the grant of Liens on its properties previously made by it pursuant to the Loan Documents to which it is a party, and acknowledges and agrees that such Liens continue to have full force and effect, in each case after giving effect to this Amendment.

SECTION 6. Reference to and Effect on the Credit Agreement. (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereto”, “hereof” or words of like import shall refer to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents

(b) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not by implication or otherwise limit, impair, operate as a waiver of or otherwise affect any right, power or remedy of the Administrative Agent, the Issuing Banks or the Lenders under the Credit Agreement or any other Loan

4

Document, and shall not alter, modify, amend or in any way affect the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment for any other purpose and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 9. Counterparts. Delivery of an executed counterpart of a signature page of this Amendment by fax, emailed pdf, or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 10. Incorporation by Reference. The provisions of Sections 9.09(b), 9.09(c), 9.09(d) and 9.10 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

TUPPERWARE BRANDS CORPORATION,

by /s/ Keith Crowe
Name: Keith Crowe
Title: Vice President & Treasurer

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement
TUPPERWARE BRANDS CORPORATION

TUPPERWARE NEDERLAND B.V.,

by /s/ Nicolaas Lambertus Verrips
Name: Nicolaas Lambertus Verrips
Title: Authorized Signatory

by /s/ Thomas Kevin Pauly
Name: Thomas Kevin Pauly
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement
TUPPERWARE BRANDS CORPORATION

ADMINISTRADORA DART, S. DE R.L. DEC.V.,

by /s/ Keith Stanton Crowe
Name: Keith Stanton Crowe
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement
TUPPERWARE BRANDS CORPORATION

TUPPERWARE BRANDS ASIA PACIFIC PTE. LTD.,

by /s/ Keith Crowe
Name: Keith Crowe
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement
TUPPERWARE BRANDS CORPORATION

DART INDUSTRIES INC.,

by /s/ Keith Crowe
Name: Keith Crowe
Title: Vice President & Treasurer

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement
TUPPERWARE BRANDS CORPORATION

JPMORGAN CHASE BANK, N.A.,
individually and as Administrative Agent,

by /s/ John Kushnerick
Name: John Kushnerick
Title: Executive Director

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement
TUPPERWARE BRANDS CORPORATION

BANCO J.P. MORGAN, S.A., INSTITUCION DE BANCA MULTIPLE, J.P. MORGAN GRUPO FINANCIERO,

by /s/ Paul Freyre
Name: Paul Freyre
Title: Executive Director/Commercial Banking

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement
TUPPERWARE BRANDS CORPORATION

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender,

by /s/ Gordon Yip
Name: Gordon Yip
Title: Director

by /s/ Myra Martinez
Name: Myra Martinez
Title: Vice President

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement
TUPPERWARE BRANDS CORPORATION

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender,

by /s/ Devin Moore
Name: Devin Moore
Title: Senior Vice President

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement
TUPPERWARE BRANDS CORPORATION

HSBC MEXICO SA INSTITUCION DE BANCA MULTIPLE GRUPO FINANCIERO HSBC, as a Lender,

by /s/ Lizabeth Dominguez Flores
Name: Lizabeth Dominguez Flores
Title: Power of Attorney

by /s/ Rainer Poley Gordon
Name: Rainer Poley Gordon
Title: Power of Attorney

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement
TUPPERWARE BRANDS CORPORATION

KEYBANK NATIONAL ASSOCIATION, as a Lender,

by /s/ Marianne T. Meil
Name: Marianne T. Meil
Title: Senior Vice President

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement
TUPPERWARE BRANDS CORPORATION

MIZUHO BANK, LTD., as a Lender,

by /s/ Tracy Rahn
Name: Tracy Rahn
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement
TUPPERWARE BRANDS CORPORATION

WELLS FARGO BANK, N.A., as a Lender,

by /s/ Karen Martorelli
Name: Karen Martorelli
Title: Senior Vice President

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement
TUPPERWARE BRANDS CORPORATION

SCHEDULE 2.01
REVOLVING COMMITMENTS

Lender	Revolving Commitment (US$)			Total (US$)
	Global Tranche	Mexican Tranche	Singaporean Tranche
JPMorgan Chase Bank, N.A.	67,035,714.27	0	4,464,285.73	71,500,000.00
Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero	0	12,500,000.00	0	12,500,000.00
Credit Agricole Corporate and Investment Bank	79,535,714.28	0	4,464,285.72	84,000,000.00
HSBC Bank USA, National Association	67,035,714.29	0	4,464,285.71	71,500,000.00
HSBC Mexico Sa Institucion de Banca Multiple Grupo Financiero HSBC	0	12,500,000.00	0	12,500,000.00
Mizuho Bank, Ltd.	79,535,714.29	0	4,464,285.71	84,000,000.00
Wells Fargo Bank, N.A.	79,535,714.29	0	4,464,285.71	84,000,000.00
KeyBank National Association	54,821,428.58	0	2,678,571.42	57,500,000.00
MUFG Bank, Ltd.	57,500,000.00	0	0	57,500,000.00
SunTrust Bank	57,500,000.00	0	0	57,500,000.00
U.S. Bank National Association	57,500,000.00	0	0	57,500,000.00
Total Commitments	US$600,000,000	US$25,000,000	US$25,000,000	US$650,000,000